UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 19, 2021

Date of Report (date of earliest event reported)

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38388	32-0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15935 La Cantera Parkway; San Antonio, TX	78256
(Address of principal executive offices)	(Zip Code)

(216) 898-2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Restated Certificate of Incorporation

As described in Item 5.07 of this Current Report on Form 8-K, at the Special Meeting of Stockholders (“Special Meeting”) of Victory Capital Holdings, Inc., (the “Company”) on November 19, 2021, the Company’s stockholders voted on and approved an amendment to the Company’s Restated Certificate of Incorporation (the “Amendment”), as amended to eliminate the Company’s dual-class stock structure. The Amendment (i) converted all the shares of Class B Common Stock into an equal number of shares of Class A Common Stock (the “Conversion”), (ii) deleted provisions no longer applicable following the Conversion, (iii) renamed our Class A Common Stock as “Common Stock.” The foregoing description of the Conversion Amendment is qualified in its entirety by reference to the Conversion Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Special Meeting on November 19, 2021. The undersigned, duly appointed proxies by Shareholders of the Company, hereby cast all votes as designated and in the manner instructed on the items properly brought before the meeting, as set forth below.

1)	To approve the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

486,442,376	1,486	330	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
3.1	Certificate of Amendment to Restated Certificate, as amended
99.1	Press Release dated November 22, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date: November 23, 2021	By:	/s/ MICHAEL D. POLICARPO
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief Administrative Officer